EXHIBIT 99.1

CDTi Announces Retirement of Two Board Members

Dr. Charles Engles and Bernard H. Cherry to Retire When Terms End

OXNARD, Calif., April 08, 2016 (GLOBE NEWSWIRE) -- Clean Diesel Technologies, Inc. (Nasdaq:CDTI) (“CDTi” or “the Company”), a leader in advanced emission control technology, received notice from board members Charles R. Engles Ph.D. and Bernard H. ("Bud") Cherry of their intention not to stand for election when their terms expire in May 2016.

“On behalf of our board of directors, I wish to extend our sincerest gratitude to both Charles and Bud for their significant contributions during 24 years of combined service to the company,” stated Matthew Beale, CDTi’s CEO. “Both Charles and Bud have served on the CDTi Board of Directors since the business combination of CDTi and Catalytic Solutions, Inc. in October 2010, and previously as members of Catalytic Solutions’ Board. Charles’ leadership skills as Chairman of the Board and his experience in the platinum group metal industry and early stage technology companies have been invaluable. With over 40 years' experience in the energy sector, Bud’s wealth of knowledge, experience and insights in energy solutions businesses have greatly benefited the company. Together they have been instrumental in championing significant strategic and organizational change at the company; change that now positions CDTi for its next phase of driving profitable growth.  We wish them the very best.”

About CDTi
CDTi develops advanced materials technology for the emissions control market. CDTi’s proprietary technologies provide high-value sustainable solutions to reduce hazardous emissions, increase energy efficiency and lower the carbon intensity of on- and off-road combustion engine systems. With a continuing focus on innovation-driven commercialization and global expansion, CDTi’s breakthrough Powder-to-Coat (P2C™) technology exploits the Company’s high-performance, advanced low-platinum group metal (PGM) emission reduction catalysts. Key technology platforms include Mixed Phase Catalyst (MPC®), Base Metal Activated Rhodium Support (BMARS™), Synergized PGM (SPGM™), Zero PGM (ZPGM™) and Spinel™. For more information, please visit www.cdti.com.

Forward-Looking Statements
Certain information contained in this press release constitutes forward-looking statements, including any statements that are not statements of historical fact. You can identify these forward-looking statements by the use of the words “believes”, “expects”, “anticipates”, “plans”, “may”, “will”, “would”, “intends”, “estimates”, and other similar expressions, whether in the negative or affirmative. Forward-looking statements are based on a series of expectations, assumptions, estimates and projections, which involve substantial uncertainty and risk. In this document, the Company includes forward-looking statements regarding the acceleration of the Company’s business transformation into an advanced materials company, the Company’s future financial performance, the timely commercialization of the Company’s technology, the validation of the quality of the Company’s technology and the availability of future financing, are all subject to risks and uncertainties that could cause our actual results and financial position to differ materially.  In general, actual results may differ materially from those indicated by such forward-looking statements as a result of risks and uncertainties, including, but not limited, to (i) that the Company may not be able to (a) successfully implement, or implement at all, its strategic priorities; (b) streamline its operations or align its organization and infrastructure with the anticipated business; (c) meet expectations or projections; (d) decrease costs; (e) increase sales; (f) obtain adequate funding; (g) retain or secure customers; (h) increase its customer base; (i) protect its intellectual property; (j) successfully evolve into an advanced materials supplier or, even if successful, increase profitability; (k) successfully market new products; (l)  obtain product verifications or approvals; (m) attract or retain key personnel; (n) validate, optimize and scale our powder-to-coat capability; or (o) realize benefits from investments; (ii) funding for and enforcement and tightening of emissions controls, standards and regulations; (iii) prices of PGM and rare earth metals;  (iv) royalty and other restrictions on sales in certain Asian countries; (v) supply disruptions or failures; (vi) regulatory, marketing and competitive factors; (vii) environmental harm or damages; and (viii) other risks and uncertainties discussed or referenced in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K. In addition, any forward-looking statements represent the Company’s estimates only as of the date of such statements and should not be relied upon as representing the Company’s estimates as of any subsequent date. The Company specifically disclaims any obligation to update forward-looking statements. All forward-looking statements in this press release are qualified in their entirety by this cautionary statement.

Contact Information:
Becky Herrick or Cathy Mattison
LHA (IR Agency)
+1 415 433 3777
bherrick@lhai.com / cmattison@lhai.com